Exhibit 99.1

Avery Dennison Corporation

Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial statements present financial information to give effect to the sale of the Company’s Office and Consumer Products business (the “OCP Business”) and Designed and Engineered Solutions business (the “DES Business” and collectively with the OCP Business, the “Businesses”) to be accounted for in accordance with Accounting Standards Codification (“ASC”) No. 360, Property, Plant and Equipment and ASC No. 805, Business Combinations. The unaudited pro forma consolidated statements of income present the consolidated results of continuing operations of the Company, assuming the sale occurred as of January 3, 2010. The unaudited pro forma consolidated balance sheet as of March 30, 2013 presents the consolidated financial position of the Company, assuming the sale occurred on that date. Beginning with the fourth quarter ended December 31, 2011, the Company reported the results of the OCP Business as discontinued operations and beginning with the first quarter ended March 30, 2013, the Company reported the results of the Businesses as discontinued operations. Accordingly, the Company’s historical financial statements for the years ended December 29, 2012, December 31, 2011 and January 1, 2011 reflected the OCP Business as discontinued operations and for the three months ended March 30, 2013 and March 31, 2012 reflected the Businesses as discontinued operations. As of March 30, 2013, the assets and liabilities of the Businesses were classified as assets and liabilities of discontinued operations held for sale. The unaudited financial information is subject to the assumptions and adjustments in the notes accompanying the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the sale of the Businesses. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma consolidated financial statements, including notes thereto, should be read in conjunction with the Company’s historical financial statements included in its Annual Report on Form 10-K for the year ended December 29, 2012 and the Company’s unaudited financial statements included in its Quarterly Report on Form 10-Q for the three months ended March 30, 2013.

The unaudited pro forma consolidated financial information presented is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sale been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Three Months Ended March 30, 2013
(In millions, except per share amounts)	As Reported Continuing Operations (A)	Pro Forma Adjustments	Pro Forma Adjusted
Net sales	$1,498.9		$1,498.9
Cost of products sold	1,097.2		1,097.2
Gross profit	401.7		401.7
Marketing, general and administrative expense	300.9		300.9
Interest expense	12.2		12.2
Other expense, net	7.5		7.5
Income from continuing operations before taxes	81.1		81.1
Provision for income taxes	14.3		14.3
Income from continuing operations	$66.8		$66.8

Per share amounts:

Income per common share from continuing operations	$.67		$.67

Income per common share from continuing operations, assuming dilution	$.66		$.66

Average shares outstanding:
Common shares	100.1		100.1
Common shares, assuming dilution	101.5		101.5

See Notes to Pro Forma Consolidated Financial Statements

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Three Months Ended March 31, 2012
(In millions, except per share amounts)	As Reported Continuing Operations (A)	Pro Forma Adjustments	Pro Forma Adjusted
Net sales	$1,443.0		$1,443.0
Cost of products sold	1,065.9		1,065.9
Gross profit	377.1		377.1
Marketing, general and administrative expense	288.9		288.9
Interest expense	18.3		18.3
Other expense, net	7.6		7.6
Income from continuing operations before taxes	62.3		62.3
Provision for income taxes	17.7		17.7
Income from continuing operations	$44.6		$44.6

Per share amounts:

Income per common share from continuing operations	$.42		$.42

Income per common share from continuing operations, assuming dilution	$.42		$.42

Average shares outstanding:
Common shares	105.7		105.7
Common shares, assuming dilution	106.2		106.2

See Notes to Pro Forma Consolidated Financial Statements

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Twelve Months Ended December 29, 2012
(In millions, except per share amounts)	As Reported Continuing Operations (B)	Less Discontinued Operations (C)	Adjusted Continuing Operations	Pro Forma Adjustments (D)	Pro Forma Adjusted
Net sales	$6,035.6	$(186.1)	$5,849.5	$14.0	$5,863.5
Cost of products sold	4,458.5	(137.2)	4,321.3	14.0	4,335.3
Gross profit	1,577.1	(48.9)	1,528.2	—	1,528.2
Marketing, general and administrative expense	1,179.4	(30.5)	1,148.9	—	1,148.9
Interest expense	72.8	.1	72.9	—	72.9
Other expense, net	69.4	(.6)	68.8	—	68.8
Income from continuing operations before taxes	255.5	(17.9)	237.6	—	237.6
Provision for income taxes	86.4	(6.4)	80.0	—	80.0
Income from continuing operations	$169.1	$(11.5)	$157.6	$—	$157.6

Per share amounts:

Income per common share from continuing operations	$1.65	$(.11)	$1.54	—	$1.54

Income per common share from continuing operations, assuming dilution	$1.63	$(.11)	$1.52	—	$1.52

Average shares outstanding:
Common shares	102.6		102.6		102.6
Common shares, assuming dilution	103.5		103.5		103.5

See Notes to Pro Forma Consolidated Financial Statements

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Twelve Months Ended December 31, 2011
(In millions, except per share amounts)	As Reported Continuing Operations (B)	Less Discontinued Operations (C)	Adjusted Continuing Operations	Pro Forma Adjustments (D)	Pro Forma Adjusted
Net sales	$6,026.3	$(195.8)	$5,830.5	$14.4	$5,844.9
Cost of products sold	4,504.9	(149.7)	4,355.2	14.4	4,369.6
Gross profit	1,521.4	(46.1)	1,475.3	—	1,475.3
Marketing, general and administrative expense	1,170.9	(31.5)	1,139.4	—	1,139.4
Interest expense	71.0	.1	71.1	—	71.1
Other expense, net	46.6	5.0	51.6	—	51.6
Income from continuing operations before taxes	232.9	(19.7)	213.2	—	213.2
Provision for income taxes	78.5	(7.0)	71.5	—	71.5
Income from continuing operations	$154.4	$(12.7)	$141.7	$—	$141.7

Per share amounts:

Income per common share from continuing operations	$1.46	$(.12)	$1.34	—	$1.34

Income per common share from continuing operations, assuming dilution	$1.45	$(.12)	$1.33	—	$1.33

Average shares outstanding:
Common shares	105.8		105.8		105.8
Common shares, assuming dilution	106.8		106.8		106.8

See Notes to Pro Forma Consolidated Financial Statements

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Twelve Months Ended January 1, 2011
(In millions, except per share amounts)	As Reported Continuing Operations (B)	Less Discontinued Operations (C)	Adjusted Continuing Operations	Pro Forma Adjustments (D)	Pro Forma Adjusted
Net sales	$5,782.0	$(189.1)	$5,592.9	$11.9	$5,604.8
Cost of products sold	4,268.2	(141.7)	4,126.5	11.9	4,138.4
Gross profit	1,513.8	(47.4)	1,466.4	—	1,466.4
Marketing, general and administrative expense	1,178.9	(33.0)	1,145.9	—	1,145.9
Interest expense	76.3	.3	76.6	—	76.6
Other expense, net	19.6	(.9)	18.7	—	18.7
Income from continuing operations before taxes	239.0	(13.8)	225.2	—	225.2
(Benefit from) provision for income taxes	(2.8)	(5.6)	(8.4)	—	(8.4)
Income from continuing operations	$241.8	$(8.2)	$233.6	$—	$233.6

Per share amounts:

Income per common share from continuing operations	$2.29	$(.08)	$2.21	—	$2.21

Income per common share from continuing operations, assuming dilution	$2.27	$(.08)	$2.19	—	$2.19

Average shares outstanding:
Common shares	105.8		105.8		105.8
Common shares, assuming dilution	106.8		106.8		106.8

See Notes to Pro Forma Consolidated Financial Statements

PRO FORMA CONSOLIDATED BALANCE SHEET

March 30, 2013

(Unaudited)

(Dollars in millions, except per share amount)	As Reported	Pro Forma Adjustments		Pro Forma Adjusted
Assets
Current assets:
Cash and cash equivalents	$207.7	$494.5	(E)	$702.2
Trade accounts receivable, less allowances of $43.0	988.7			988.7
Inventories, net	516.3			516.3
Current deferred and refundable income taxes	127.4	(8.5	)(G)	118.9
Assets held for sale	551.5	(544.6	)(F)	6.9
Other current assets	122.2			122.2
Total current assets	2,513.8	(58.6)		2,455.2
Property, plant and equipment	2,657.9			2,657.9
Accumulated depreciation	(1,718.4)			(1,718.4)
Property, plant and equipment, net	939.5			939.5
Goodwill	756.9			756.9
Other intangibles resulting from business acquisitions, net	117.0			117.0
Non-current deferred income taxes	343.4	(47.7	)(G)	295.7
Other assets	467.0			467.0
	$5,137.6	$(106.3)		$5,031.3

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term borrowings and current portion of long-term debt and capital leases	$655.4	$		$655.4
Accounts payable	813.2			813.2
Current deferred and payable income taxes	51.2	21.9	(G)	73.1
Liabilities held for sale	139.9	(139.9	)(F)	—
Other current liabilities	466.5			466.5
Total current liabilities	2,126.2	(118.0)		2,008.2
Long-term debt and capital leases	702.0			702.0
Long-term retirement benefits and other liabilities	593.1			593.1
Non-current deferred and payable income taxes	142.6			142.6
Shareholders’ equity:
Common stock, $1 par value per share, authorized — 400,000,000 shares; issued — 124,126,624 shares; outstanding — 100,137,807 shares	124.1			124.1
Capital in excess of par value	792.3			792.3
Retained earnings	1,933.9	33.2	(H)	1,967.1
Treasury stock at cost, 23,988,817 shares	(985.3)			(985.3)
Accumulated other comprehensive loss	(291.3)	(21.5	)(F)	(312.8)
Total shareholders’ equity	1,573.7	11.7		1,585.4
	$5,137.6	$(106.3)		$5,031.3

See Notes to Pro Forma Consolidated Financial Statements

Avery Dennison Corporation

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements give effect to the sale of Avery Dennison Corporation’s (the “Company”) Office and Consumer Products business (the “OCP Business”) and Designed and Engineered Solutions business (the “DES Business” and collectively with the OCP Business, the “Businesses”)  to be accounted for as discontinued operations. The unaudited pro forma consolidated statements of income are presented as if the sale occurred as of January 3, 2010. The anticipated nonrecurring after-tax gain on the sale is not reflected in the unaudited pro forma consolidated statements of income. The unaudited pro forma consolidated balance sheet is presented as if the sale occurred on March 30, 2013 and is based on the historical balance sheet as of that date. The nonrecurring after-tax gain is reflected in the unaudited pro forma consolidated balance sheet.

(A)                         In the Company’s Quarterly Report on Form 10-Q for the three months ended March 30, 2013, the results of the Businesses were reported as discontinued operations and therefore were excluded from continuing operations.

(B)                         As Reported Continuing Operations column reflects the elimination of the financial results of operations associated with the discontinued operations of the OCP Business for all periods presented and the DES Business for the quarters ended March 30, 2013 and March 31, 2012. Beginning with the fourth quarter ended December 31, 2011, the Company reported the results of the OCP Business as discontinued operations. Beginning with the first quarter ended March 30, 2013, the Company reported the results of the DES Business as discontinued operations.

(C)                         The Discontinued Operations column represents the historical financial results of the DES Business only. Refer to Note (B).

(D)                         The pro forma adjustment represents net sales from the Company’s continuing operations to the DES Business.

(E)                          The pro forma adjustment represents proceeds from the sale of $500 million, less $5.5 million of transaction costs associated with the sale of the Businesses. These proceeds are subject to certain post-closing adjustments, including working capital targets, which could cause the actual proceeds from sale to differ materially from the information presented. The Company intends to use the estimated net sale proceeds to repurchase shares and make an additional pension plan contribution.

(F)                           The pro forma adjustment represents the elimination of the assets and liabilities of the discontinued operations classified as assets and liabilities held for sale. The remaining $6.9 million in assets held for sale represents the carrying value of property and equipment of the Company’s corporate headquarters in Pasadena, California, classified as held for sale as of March 30, 2013. The sale was completed subsequent to the end of the first quarter of 2013 in April 2013.

(G)                         The pro forma adjustment represents estimated cash tax payable of approximately $21.9 million associated with the gain on the sale. This estimated tax payable reflected an adjustment for the utilization of certain deferred tax assets of the Company.

(H)                        The pro forma adjustment represents the estimated after-tax gain of approximately $33.2 million as an adjustment to retained earnings. The estimated after-tax gain includes the tax impact described in Note (G).  This estimate is based on the historical information as of March 30, 2013. Additionally, this estimate does not reflect the effects of certain post-closing adjustments discussed in Note (E). Because of the seasonality of the Businesses, the working capital of the Businesses could fluctuate significantly from quarter to quarter, which could cause the actual gain to differ materially from the information presented.